AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                              --------------------


         AMENDMENT dated as of December 21, 2000, by and between Polo Ralph Lauren Corporation, a Delaware corporation (the "Corporation"), and F. Lance Isham (the "Executive").

         WHEREAS, the Corporation and the Executive are parties to an employment agreement effective as of November 10, 1998, (the "Employment Agreement"); and

         WHEREAS, the Corporation and the Executive wish to amend the Employment Agreement effective as of the date hereof in order to provide for the modification of a certain provision of the agreement relating to the vesting of the Executive's restricted stock;

         NOW, THEREFORE, intending to be bound the parties hereby agree as follows with effect from the date first above written.

         1. Subsection 4(e) of the Employment Agreement is hereby amended by replacing the second sentence of such subsection with the following:

                           "The restricted shares will vest with respect to one
                  quarter (1/4) of the aggregate number of restricted shares so granted on each of the second, third, fourth and fifth anniversaries of the date of this Agreement subject to the Executive's continued employment through each vesting date."

         2. The Employment Agreement remains in full force and effect and unmodified except as herein provided.

         3. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

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         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first written above


                              POLO RALPH LAUREN CORPORATION


                              By:  /s/  Roger Farah
                                   --------------------------------------------





                                   /s/  F. Lance Isham
                              -------------------------------------------------
                              Executive:  F. Lance Isham


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